Exhibit 99.1Exhibit 99.1

AGENDA

Presenter	Topic	Time
Jay Geldmacher, President and Chief Executive Officer	Resideo Overview	10 min
Rob Aarnes President, ADI Global Distribution	ADI Global Distribution	15 min
Phil Theodore President, Products & Solutions	Products & Solutions	20 min
Jeff Frank Senior Vice President, Product Innovation	Product Innovation	15 min
Tony Trunzo Chief Financial Officer	Financial Highlights	15 min
	Q&A	45 min

resideo

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© 2021 Resideo Technologies, Inc. All Rights Reserved.

Forward-Looking Statements This presentation contains “forward-looking statements.” All statements, other than statements of fact, that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future are forward-looking statements. Although we believe forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results or performance of the Company to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, (1) the duration and severity of the COVID-19 pandemic and the disruption to our business and the global economy caused by it, including (A) its effect on the demand for our products and services, (B) its effect on our and our business partners’ supply chains, workforce, liquidity, spending and timing for payments and disbursements, and (C) the impact of potential facility closures and the modified working conditions at our corporate offices, Product & Solutions segment and ADI Global Distribution segment, (2) the amount of our obligations and nature of our contractual restrictions pursuant to, and disputes that have or may hereafter arise under, the agreements we entered into with Honeywell in connection with our spin-off, (3) the likelihood of continued success of our transformation programs and initiatives, and (4) the other risks described under the headings “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements” in our Annual Report on Form 10-K for the year ended December 31, 2020 and other periodic filings we make from time to time with the Securities and Exchange Commission (SEC). You are cautioned not to place undue reliance on these forward-looking statements, such as (i) the financial outlook and targets for future periods and (ii) the impact of the COVID-19 pandemic on our business and operations. Forward-looking statements are not guarantees of future performance, and actual results, developments, and business decisions may differ from those envisaged by our forward-looking statements. Except as required by law, we undertake no obligation to update such statements to reflect events or circumstances arising after the date of this presentation, and we caution investors not to place undue reliance on any such forward-looking statements. Non-GAAP Financial Measures This presentation includes Net Leverage (Non-GAAP) and Adjusted EBITDA (Non-GAAP) which are not compliant with generally accepted accounting principles in the United States (GAAP). Adjusted EBITDA (Non-GAAP) is adjusted for certain items as reflected in the appendix and may not be directly comparable to similar measures used by other companies in our industry, as other companies may define such measures differently. Management believes that, when considered together with reported amounts, this measure is useful to investors and management in understanding our ongoing operations and in analysis of ongoing operating trends and provides useful additional information relating to our operations and financial condition. This metric should be considered in addition to, and not as a replacement for, the most comparable GAAP measure. Refer to the appendix of this presentation for a reconciliation of Non-GAAP financial measures to the most directly comparable GAAP measure. It should be read in connection with our financial statements presented in accordance with GAAP. 2 © 2021 Resideo Technologies, Inc. All Rights Reserved.Forward-Looking Statements This presentation contains “forward-looking statements.” All statements, other than statements of fact, that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future are forward-looking statements. Although we believe forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results or performance of the Company to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, (1) the duration and severity of the COVID-19 pandemic and the disruption to our business and the global economy caused by it, including (A) its effect on the demand for our products and services, (B) its effect on our and our business partners’ supply chains, workforce, liquidity, spending and timing for payments and disbursements, and (C) the impact of potential facility closures and the modified working conditions at our corporate offices, Product & Solutions segment and ADI Global Distribution segment, (2) the amount of our obligations and nature of our contractual restrictions pursuant to, and disputes that have or may hereafter arise under, the agreements we entered into with Honeywell in connection with our spin-off, (3) the likelihood of continued success of our transformation programs and initiatives, and (4) the other risks described under the headings “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements” in our Annual Report on Form 10-K for the year ended December 31, 2020 and other periodic filings we make from time to time with the Securities and Exchange Commission (SEC). You are cautioned not to place undue reliance on these forward-looking statements, such as (i) the financial outlook and targets for future periods and (ii) the impact of the COVID-19 pandemic on our business and operations. Forward-looking statements are not guarantees of future performance, and actual results, developments, and business decisions may differ from those envisaged by our forward-looking statements. Except as required by law, we undertake no obligation to update such statements to reflect events or circumstances arising after the date of this presentation, and we caution investors not to place undue reliance on any such forward-looking statements. Non-GAAP Financial Measures This presentation includes Net Leverage (Non-GAAP) and Adjusted EBITDA (Non-GAAP) which are not compliant with generally accepted accounting principles in the United States (GAAP). Adjusted EBITDA (Non-GAAP) is adjusted for certain items as reflected in the appendix and may not be directly comparable to similar measures used by other companies in our industry, as other companies may define such measures differently. Management believes that, when considered together with reported amounts, this measure is useful to investors and management in understanding our ongoing operations and in analysis of ongoing operating trends and provides useful additional information relating to our operations and financial condition. This metric should be considered in addition to, and not as a replacement for, the most comparable GAAP measure. Refer to the appendix of this presentation for a reconciliation of Non-GAAP financial measures to the most directly comparable GAAP measure. It should be read in connection with our financial statements presented in accordance with GAAP. 2 © 2021 Resideo Technologies, Inc. All Rights Reserved.

Jay Geldmacher Chief Executive Officer 3 © 2021 Resideo Technologies, Inc. All Rights Reserved.Jay Geldmacher Chief Executive Officer 3 © 2021 Resideo Technologies, Inc. All Rights Reserved.

Right team and structure in place to leverage Leading distribution platform with focused broad portfolio, channel reach and Pro investment in digital and adjacent markets to relationship to drive long-term growth drive continued growth and profit expansion Bringing focus to team with rich history of Roadmap to more scalable business model innovation to drive NPI velocity and deliver that enables long-term revenue growth, simplified solutions for homeowners and Pros profitability expansion and cash generation 4 © 2021 Resideo Technologies, Inc. All Rights Reserved.Right team and structure in place to leverage Leading distribution platform with focused broad portfolio, channel reach and Pro investment in digital and adjacent markets to relationship to drive long-term growth drive continued growth and profit expansion Bringing focus to team with rich history of Roadmap to more scalable business model innovation to drive NPI velocity and deliver that enables long-term revenue growth, simplified solutions for homeowners and Pros profitability expansion and cash generation 4 © 2021 Resideo Technologies, Inc. All Rights Reserved.

Products & Solutions Leading global wholesale distributor of A leading global provider of home air, security, fire and low-voltage products water, security and energy products and solutions 2020 Revenue Presence in (1) 2020 Operating Income (2) For Security and Low-Voltage Products Homes 2020 Operating Cash Flow 2020 2020 Segment 2020 2020 Segment Revenue Operating Income Revenue Operating Income LEADING PLATFORMS SERVING THE PROFESSIONAL (1) GAAP operating income including $290 million of corporate costs (2) Source: Market data from IHS Markit 5 © 2021 Resideo Technologies, Inc. All Rights Reserved.Products & Solutions Leading global wholesale distributor of A leading global provider of home air, security, fire and low-voltage products water, security and energy products and solutions 2020 Revenue Presence in (1) 2020 Operating Income (2) For Security and Low-Voltage Products Homes 2020 Operating Cash Flow 2020 2020 Segment 2020 2020 Segment Revenue Operating Income Revenue Operating Income LEADING PLATFORMS SERVING THE PROFESSIONAL (1) GAAP operating income including $290 million of corporate costs (2) Source: Market data from IHS Markit 5 © 2021 Resideo Technologies, Inc. All Rights Reserved.

ALIGNED TO LARGE AND GROWING MARKETS

PRODUCTS & SOLUTIONS

ADDRESSABLE MARKET

AIR	~$9B
SECURITY	~$11B
WATER	~$2B
ENERGY	~$3B

+$25B ADDRESSABLE MARKET
GROWING MID-TO-HIGH SINGLE DIGITS

ADI

ADDRESSABLE MARKET

PHYSICAL SECURITY	~$25B
RESIDENTIAL A/V	+$60B
DATA COMMUNICATIONS	
PROFESSIONAL A/V	

+$85B ADDRESSABLE MARKET
GROWING LOW-TO-MID SINGLE DIGITS

Source: IHS Markit; CE Pro; InfoComm; AVIXA; BSRIA; BRG; IDC; Resideo management estimates

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© 2021 Resideo Technologies, Inc. All Rights Reserved.

Trusted product partner Broad product offering Omnichannel 1,200+ OEMs Service and support Many professional and OEM relationships extend Longstanding reliability Supporting professionals’ growth and profitability Trusted brands Resideo Wins When the Pro Wins 7 © 2021 Resideo Technologies, Inc. All Rights Reserved.Trusted product partner Broad product offering Omnichannel 1,200+ OEMs Service and support Many professional and OEM relationships extend Longstanding reliability Supporting professionals’ growth and profitability Trusted brands Resideo Wins When the Pro Wins 7 © 2021 Resideo Technologies, Inc. All Rights Reserved.

→ • Realigned organizational structure for execution • Historically siloed • Get right team and and growth Products & Solutions organization structure product lines and R&D • Breaking down silos across Resideo • Reinvigorate innovation • Underinvestment and and R&D agility • Building executive level relationships with top missed execution customers and partners • Ensure customer is • Broad and evolving center • Committed to invest in tools and processes to markets support long-term growth • Determine where to • Limited connectivity focus and where not to • Margin enhancement initiatives: value between Products & engineering, pricing optimization, supply chain • Optimize manufacturing Solutions and ADI savings targets, digital tools, NPI process, etc. FOCUS, ACCELERATE AND EXECUTE 8 © 2021 Resideo Technologies, Inc. All Rights Reserved.→ • Realigned organizational structure for execution • Historically siloed • Get right team and and growth Products & Solutions organization structure product lines and R&D • Breaking down silos across Resideo • Reinvigorate innovation • Underinvestment and and R&D agility • Building executive level relationships with top missed execution customers and partners • Ensure customer is • Broad and evolving center • Committed to invest in tools and processes to markets support long-term growth • Determine where to • Limited connectivity focus and where not to • Margin enhancement initiatives: value between Products & engineering, pricing optimization, supply chain • Optimize manufacturing Solutions and ADI savings targets, digital tools, NPI process, etc. FOCUS, ACCELERATE AND EXECUTE 8 © 2021 Resideo Technologies, Inc. All Rights Reserved.

Position for long- Build on ADI’s Better leverage Invest in Focus P&S on where Strengthen position term connected leading platform within existing ADI and P&S innovation we have right to win in core markets home opportunity and adjacent markets relationship 9 © 2021 Resideo Technologies, Inc. All Rights Reserved.Position for long- Build on ADI’s Better leverage Invest in Focus P&S on where Strengthen position term connected leading platform within existing ADI and P&S innovation we have right to win in core markets home opportunity and adjacent markets relationship 9 © 2021 Resideo Technologies, Inc. All Rights Reserved.

(1) Revenue $5,071M ~6% CAGR 6% to 8% CAGR 4% to 6% CAGR Gross Margin 30% to 32% 19% to 20% 46% to 48% 25.9% Operating Margin 13% to 15% 9% to 10% 28% to 30% 6.1% (1) CAGR for 2020 through 2024T period Long-term targets represent our goals and are not projections of future performance 10 © 2021 Resideo Technologies, Inc. All Rights Reserved.(1) Revenue $5,071M ~6% CAGR 6% to 8% CAGR 4% to 6% CAGR Gross Margin 30% to 32% 19% to 20% 46% to 48% 25.9% Operating Margin 13% to 15% 9% to 10% 28% to 30% 6.1% (1) CAGR for 2020 through 2024T period Long-term targets represent our goals and are not projections of future performance 10 © 2021 Resideo Technologies, Inc. All Rights Reserved.

Attractive Product and Transformation Targeted Compelling markets with channel underway to investment financial model leadership with multiple secular reduce costs, across both with top line growth trends unique focus on build scalable businesses to growth, margin professional organization and drive long-term expansion and installers accelerate growth cash flow innovation generation 11 © 2021 Resideo Technologies, Inc. All Rights Reserved.Attractive Product and Transformation Targeted Compelling markets with channel underway to investment financial model leadership with multiple secular reduce costs, across both with top line growth trends unique focus on build scalable businesses to growth, margin professional organization and drive long-term expansion and installers accelerate growth cash flow innovation generation 11 © 2021 Resideo Technologies, Inc. All Rights Reserved.

Rob Aarnes President ADI Global Distribution 12 © 2021 Resideo Technologies, Inc. All Rights Reserved.Rob Aarnes President ADI Global Distribution 12 © 2021 Resideo Technologies, Inc. All Rights Reserved.

in Low Voltage Security (1) Products 6%+ CAGR $3.0B $2.8B $2.7B $2.5B $2.4B $2.2B served through ADI 2015 2016 2017 2018 2019 2020 ADI Revenue (1) Source: Market data from IHS Markit 13 © 2021 Resideo Technologies, Inc. All Rights Reserved.in Low Voltage Security (1) Products 6%+ CAGR $3.0B $2.8B $2.7B $2.5B $2.4B $2.2B served through ADI 2015 2016 2017 2018 2019 2020 ADI Revenue (1) Source: Market data from IHS Markit 13 © 2021 Resideo Technologies, Inc. All Rights Reserved.

DIFFERENTIATED VALUE PROPOSITION

Omnichannel	✓ Physical locations, e-commerce and in-person consultative sales support
Geographic Footprint	✓ Local product availability in 195 markets
Products & Technology	✓ Wide selection of over 350,000 products
Expert Sales Support	✓ Technology and systems design experts
Growth Culture	✓ Ten consecutive years of revenue growth
Digitally Enabled	✓ Convenient digital shopping options

2020 ADI Global Distribution Snapshot



Sales by Product Category
Other 30%
Security 70%
Sales by Geography
EMEA 16%
India 2%
Americas 82%
Sales by End Market (1)
Residential 33%
Commercial 67%
Sales by Channel
Touchless Sales 24%
Branch Sales 76%

(1) Resideo management estimates

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© 2021 Resideo Technologies, Inc. All Rights Reserved.

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SERVING LARGE ATTRACTIVE MARKETS

CORE MARKETS

Physical Security

Security and life safety devices professionally installed in residential and commercial applications

GROWTH OPPORTUNITIES

Residential A/V

Home automation, control, audio-visual, networking and smart devices professionally installed in homes

Professional A/V

Audio and visual products professionally installed in commercial applications

Data Communications

Cabling, associated accessories and networking hardware professionally installed in commercial applications

Key Products & Solutions






Addressable Market
~$25B

Market CAGR (2020-2025)
~2-3%


ADI Today
~11%

Market Size
+$60B

Market CAGR (2020-2025)
~4-5%


ADI Today
<1%

Recent Acquisitions

HERMAN PRO AV an ADI company

Source: IHS Markit; CE Pro; InfoComm; AVIXA; BSRIA; Resideo management estimates

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© 2021 Resideo Technologies, Inc. All Rights Reserved.

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1 Business or homeowner 2 Pro contacts ADI to 3 Pro purchases products 4 Pro completes installation desires to add or upgrade understand available “by-the-job” shortly before of the new system for the a physical security system solutions, which often installation, often picking business or homeowner or smart home require the integration of up the order same day at and maintains servicing multiple technologies an ADI branch Technical Industry Installation Device Systems Design Training Programming Subcontracting 16 © 2021 Resideo Technologies, Inc. All Rights Reserved.1 Business or homeowner 2 Pro contacts ADI to 3 Pro purchases products 4 Pro completes installation desires to add or upgrade understand available “by-the-job” shortly before of the new system for the a physical security system solutions, which often installation, often picking business or homeowner or smart home require the integration of up the order same day at and maintains servicing multiple technologies an ADI branch Technical Industry Installation Device Systems Design Training Programming Subcontracting 16 © 2021 Resideo Technologies, Inc. All Rights Reserved.

OMNICHANNEL CONVENIENCE

ADI OFFERINGS

PRODUCTS & SOLUTIONS

resideo
Honeywell Home
-GENESIS-

- Leverage Best Practices
- Rapidly Launch NPI
- Market & Customer Insights

SUPPLIER PARTNERS

AXIS, SONOS, Johnson Controls, tyco, BOSCH, HID, Honeywell, ASSA ABLOY, SAMSUNG, Hanwha

PRIVATE BRANDS

W BOX, Capture, UltraTech

OMNICHANNEL EXPERIENCE

Branches — Vast global distribution network with nearly 200 stocking locations

Website & App — Browse, shop and purchase products to ship or same-day branch pickup

Field & Tele-sales — Account management ensures broad geographic coverage

Value-Added Services — Improves customer profitability and efficiency across buying journey

PROFESSIONAL INSTALLATION

Security Contractor — Small footprint firms (1-25 employees) focused on security and custom electronics

Systems Integrator — Vertical market specialists that integrate multiple low-voltage systems technologies

Other Professional — Professional trades that install low-voltage technologies, such as Electricians or Locksmiths

Homeowners, Businesses and Other End Users

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© 2021 Resideo Technologies, Inc. All Rights Reserved.

DIGITALLY ENHANCED SHOPPING EXPERIENCE

E-COMMERCE REVENUE	CUSTOMER USAGE	OMNICHANNEL FEATURES
$364M FY 2020	Global E-Commerce Penetration	Online-to-Branch Order Pickup
+25% YoY	+24% YoY	+27% YoY

2020 HIGHLIGHTS

A scalable global platform with further growth potential



- ✓ 17 country e-commerce sites
- ✓ Common CRM and Product Information System

Leveraging multi-channel marketing tools



- ✓ Increased average order value and unique SKUs purchased

Enhanced visibility and consistency across channels


Your Order is Ready for Pick Up
Your Order is Ready for Pick Up

- ✓ Online quote request
- ✓ Online returns
- ✓ Online real-time inventory

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© 2021 Resideo Technologies, Inc. All Rights Reserved.

FURTHER ACCELERATING SALES GROWTH AND EFFECTIVENESS

1	Omnichannel buying convenience	**+25%** Growth in website shopping cart revenue	**3x** More volume from multichannel customers vs. single channel	**46%** Of e-commerce customers used pick up in Branch options
2	Redeploy sales team bandwidth to proactive selling	**28%** Of total order volume originated via touchless channels (1)	**50,000+** A.I. cross-selling recommendations accepted in CRM	**950+** Customers across 10 countries utilizing email-to-EDI ordering
3	Increase the speed and accuracy of decision making	**86%** Of global revenue managed by A.I./Machine Learning pricing software	**50%** Of global workforce using Business Intelligence reporting	**200+** Top suppliers receive daily Business Intelligence dashboards

BEST-IN-CLASS TECHNOLOGY TO IMPROVE CUSTOMER EXPERIENCE AND SALES EFFECTIVENESS

Source: Resideo management estimates. Numbers represent 2020 unless otherwise noted, or are point-in-time
(1) Q4 2020

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CONTINUED DEPLOYMENT OF DIGITAL TOOLS

2020 PROGRESS

DATA ANALYTICS

Improving decision-making with Business Intelligence (BI) tools across our value chain

Suppliers
- ✓ Demand forecasting
- ✓ Merchandising
- ✓ Promotions effectiveness

Counter Sales
- ✓ Account management
- ✓ Customer profitability
- ✓ Lifecycle management

A.I./MACHINE LEARNING

Using A.I./Machine Learning technology to recommend the next best action for salespeople

1. A.I. identifies changes in a customer's buying pattern
2. A.I. sends opportunity into salesperson's CRM
3. Salesperson accepts and proactively engages with customer

Accepted 50,000 A.I. Recommendations in CRM

ORDER AUTOMATION

Creating more bandwidth for salespeople to service more customers and perform higher-value activities

1. Customer emails order to ADI
2. Technology converts email order to EDI
3. Customer receives order confirmation in under 5 minutes

Live in 10 Countries

7% of Total Order Volume (1)

BENEFITS & ENABLERS

PRODUCTIVITY

Annual Revenue per Sales Employee



$1.78M
$1.83M
$1.96M
2018
2019
2020

ERP SIMPLIFICATION

2018	End of 2022
ERP ×8	ERP ×2

(1) Run rate January 2021

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© 2021 Resideo Technologies, Inc. All Rights Reserved.

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INVESTMENTS TO ACCELERATE GROWTH AND MARGIN EXPANSION

- Enhance customer experience
- Expand product technology offerings
- Broaden market coverage
- Drive sales force effectiveness
- Bolt-on M&A



E-COMMERCE ACCELERATION

- Website & App
- Omnichannel Integration
- Product Information System



CATEGORY EXPANSION

- Residential & Pro AV
- Data Communications
- Private Brands



GEOGRAPHIC EXPANSION

- Inside Account Management
- Location Growth



SALES FORCE EFFECTIVENESS

- CRM and Data Analytics
- AI/Machine Learning
- Pricing Optimization

ENHANCING ADI PLATFORM TO LEVERAGE +100,000 PRO CONTRACTOR RELATIONSHIPS

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© 2021 Resideo Technologies, Inc. All Rights Reserved.

Global market Growth culture Adjacent Investing in Proven track leader in a category the customer record of with deeply loyal experience and fragmented professional opportunities delivering growth industry contractor more than double sales effectiveness and operating relationships addressable with digital leverage markets technologies 22 © 2021 Resideo Technologies, Inc. All Rights Reserved.Global market Growth culture Adjacent Investing in Proven track leader in a category the customer record of with deeply loyal experience and fragmented professional opportunities delivering growth industry contractor more than double sales effectiveness and operating relationships addressable with digital leverage markets technologies 22 © 2021 Resideo Technologies, Inc. All Rights Reserved.

Phil Theodore President Products & Solutions 23 © 2021 Resideo Technologies, Inc. All Rights Reserved.Phil Theodore President Products & Solutions 23 © 2021 Resideo Technologies, Inc. All Rights Reserved.

24 © 2021 Resideo Technologies, Inc. All Rights Reserved.24 © 2021 Resideo Technologies, Inc. All Rights Reserved.

PLAYING IN LARGE AND GROWING MARKETS

SOLUTIONS & SERVICES

- Energy management / demand response
- Equipment predictive maintenance
- IAQ data insights
- Remote monitoring and automation

Key Products

AIR

- Thermostats / Temp
- Air Quality
- De-/Humidifiers
- Hydronics
- Zoning



SECURITY

- Residential Intrusion Systems – Pro / DIY
- Video Surveillance



WATER

- Potable Water Controls
- Backflow Prevention
- Leakage Detection and Prevention



ENERGY

- Furnaces
- Water Heaters
- Boilers
- Heat Pumps



Addressable Market 2020-2025 CAGR	AIR	SECURITY	WATER	ENERGY
	~$9B | +5% CAGR	~$11B | +8% CAGR	~$2B | +4% CAGR	~$3B | +2% CAGR

Source: IHS Markit; CE Pro; MarketsandMarkets; BSRIA; BRG, IDC; Resideo management estimates

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© 2021 Resideo Technologies, Inc. All Rights Reserved.

UNIQUELY POSITIONED

Whole Home Provider	Extensive product depth and breadth
Quality and Innovation	130+ years of experience
Deep Channel Partnerships	Network of Pro Installers, Dealers, OEMs and Distributors

2020 Products & Solutions Snapshot



Sales by Product Category
Security
Air
Energy
Water
Sales by Geography
EMEA
Americas
APAC
Sales by Channel
Other
OEM
Distribution / Trade
Retail / Direct

UNIQUELY POSITIONED WITH PORTFOLIO, HISTORY OF INNOVATION AND CHANNEL

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© 2021 Resideo Technologies, Inc. All Rights Reserved.

© 2021 Resideo Technologies, Inc. All Rights Reserved. 27© 2021 Resideo Technologies, Inc. All Rights Reserved. 27

28 © 2021 Resideo Technologies, Inc. All Rights Reserved.28 © 2021 Resideo Technologies, Inc. All Rights Reserved.

PRESENCE IN 150M HOMES


AIR
SECURITY
WATER
ENERGY
SERVICES
WiFi Ductless Controller
WiFi Security Camera
Smart Room Sensor
Smart Motion Detection Camera
Smart Room Sensor
HD WiFi Outdoor Video Camera
Two-Way Wireless Glassbreak Detector
WiFi Security Camera
All-In-One Security Panel
Wireless Smoke & CO Detector
Smart Thermostat
Universal Heat Pump Defrost
Water Leak / Freeze Detector
Two-Way Wireless Key
Electrode Steam Humidifier
UV Air Purifier with Odor Absorption
Water Leak / Freeze Detector
Zone Panel
PRV Water Valve
Automatic Round Damper
Universal Hot Surface Igniter
Whole Home Dehumidification System

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© 2021 Resideo Technologies, Inc. All Rights Reserved.

GARAGE LOCK DOOR APPLIANCES LIGHTING 30 © 2021 Resideo Technologies, Inc. All Rights Reserved.GARAGE LOCK DOOR APPLIANCES LIGHTING 30 © 2021 Resideo Technologies, Inc. All Rights Reserved.

Homeowner Pull Pro Contractor Push • Needs systems • Installs or fixes installed • Offers custom • Requires maintenance solutions • Wants more features • Continuous service and maintenance • And more… Source: NAHB; U.S. Energy Department; U.S. Environmental Protection Agency; Parks Associates 31 © 2021 Resideo Technologies, Inc. All Rights Reserved.Homeowner Pull Pro Contractor Push • Needs systems • Installs or fixes installed • Offers custom • Requires maintenance solutions • Wants more features • Continuous service and maintenance • And more… Source: NAHB; U.S. Energy Department; U.S. Environmental Protection Agency; Parks Associates 31 © 2021 Resideo Technologies, Inc. All Rights Reserved.

DIVERSIFIED CHANNEL STRATEGY

RESIDEO PRO NETWORK OVER 110,000 STRONG

- Central to all our channels
  - Critical to new home construction and remodeling
  - Customers of our distribution partners
  - Increasing Pro sales at Retail
- Drives repeat business with the homeowner

RESIDEO CHANNELS

- Products sold through 3,000+ **Distributors**
- Partnerships with 1,200+ **OEMs**
- **Utility and Insurance** product rebate programs
- **Retail** strategy for DIY / DIFM
- Residential new construction **Builder** programs

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© 2021 Resideo Technologies, Inc. All Rights Reserved.

INVESTING TO WIN

Protect the Base Business

- **Product Development Execution** — Delivering on core product commitments
- **Supercharging our Sales Force** — Account level strategies and relationship management tools

Customer-Centric in All We Do

- **360° View of the Customer** — Improving customer experience and support
- **Driving Channel Loyalty** — New loyalty programs and initiatives

Reposition for Growth

- **Digital Transformation** — Enabling digital and e-commerce capabilities
- **One Resideo Platform** — End-to-end application / connected strategy
- **New Product Innovation** — Innovating around high growth categories

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New leadership Legacy of Unparalleled Diversified Deep innovation portfolio in large channel connection with track record of strategy with with Pro driving operational combined with growing markets execution and rebuilt and with differentiated significant runway sticky long-term transformation redesigned R&D solutions to enhance and business organization expand 34 © 2021 Resideo Technologies, Inc. All Rights Reserved.New leadership Legacy of Unparalleled Diversified Deep innovation portfolio in large channel connection with track record of strategy with with Pro driving operational combined with growing markets execution and rebuilt and with differentiated significant runway sticky long-term transformation redesigned R&D solutions to enhance and business organization expand 34 © 2021 Resideo Technologies, Inc. All Rights Reserved.

Jeff Frank Senior Vice President, Product Innovation 35 © 2021 Resideo Technologies, Inc. All Rights Reserved.Jeff Frank Senior Vice President, Product Innovation 35 © 2021 Resideo Technologies, Inc. All Rights Reserved.

• History of industry firsts • Depth and span of intellectual property • Breadth of product portfolio • Unique understanding of building science • Team with deep industry experience 36 © 2021 Resideo Technologies, Inc. All Rights Reserved.• History of industry firsts • Depth and span of intellectual property • Breadth of product portfolio • Unique understanding of building science • Team with deep industry experience 36 © 2021 Resideo Technologies, Inc. All Rights Reserved.

Hardware Software • Alarm transport service with recurring monthly revenue • Adding video to remote security monitoring • Voice-controlled thermostat, migrated to Amazon Mechanical and Electrical Alexa in security system Component Control • Home security system with Alexa built in System • Geofence control of thermostat IP Network Management and Architecture • Battery powered WiFi water leak detector Data Processing and Storage 37 © 2021 Resideo Technologies, Inc. All Rights Reserved.Hardware Software • Alarm transport service with recurring monthly revenue • Adding video to remote security monitoring • Voice-controlled thermostat, migrated to Amazon Mechanical and Electrical Alexa in security system Component Control • Home security system with Alexa built in System • Geofence control of thermostat IP Network Management and Architecture • Battery powered WiFi water leak detector Data Processing and Storage 37 © 2021 Resideo Technologies, Inc. All Rights Reserved.

Keeping the most critical 1 systems of the home running Many solutions; 2 no complete solutions Customer Multiple applications; 3 Pain hard to install and use Points 4 Professional help; who to trust and how to navigate 5 Affordability and data privacy 38 © 2021 Resideo Technologies, Inc. All Rights Reserved.Keeping the most critical 1 systems of the home running Many solutions; 2 no complete solutions Customer Multiple applications; 3 Pain hard to install and use Points 4 Professional help; who to trust and how to navigate 5 Affordability and data privacy 38 © 2021 Resideo Technologies, Inc. All Rights Reserved.

• Proactive homes • Seamless user experience • Systems working together as an ecosystem • Homeowner driven insights • Data privacy and protection 39 © 2021 Resideo Technologies, Inc. All Rights Reserved.• Proactive homes • Seamless user experience • Systems working together as an ecosystem • Homeowner driven insights • Data privacy and protection 39 © 2021 Resideo Technologies, Inc. All Rights Reserved.

WHERE RESIDEO PLAYS – FOCUS ON HOME OPERATIONS


Apps
Homeowner
Service Pro
Operational Intelligence
Cloud
Situational Awareness
HVAC
Security
Water
Pool
Solar
Irrigation
Appliances
...
Home / Building
Hub Behind The Wall
Hub On The Counter
Device
Device
Device
Device
Resideo
3rd Party

FOCUSING ON FUNCTIONAL, HOME OPERATIONS NEEDS

INTEGRATING WITH PARTNERS ON HOMEOWNER LIFESTYLES WANTS

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© 2021 Resideo Technologies, Inc. All Rights Reserved.

• Provide peace of mind around comfort, • Empowering to be proactive, less reactive security and efficiency • Providing more touch points with customers • Migrating from management by crisis that enable trusted relationships • Data privacy • Increasing efficiency in their business (fewer truck rolls, more predictability) • Reduce complexity / simplify technology • Enabling new revenue value propositions • Resideo focuses on business logic and • Demand response collaboration systems within home, freeing partners to focus • Making homes / buildings better on their value propositions for the planet • Working toward seamless integrations • Making technology simple and transparent REDUCING COMPLEXITY OF BUILDING SYSTEMS FOR HOMEOWNERS, PROFESSIONALS AND PARTNERS 41 © 2021 Resideo Technologies, Inc. All Rights Reserved.• Provide peace of mind around comfort, • Empowering to be proactive, less reactive security and efficiency • Providing more touch points with customers • Migrating from management by crisis that enable trusted relationships • Data privacy • Increasing efficiency in their business (fewer truck rolls, more predictability) • Reduce complexity / simplify technology • Enabling new revenue value propositions • Resideo focuses on business logic and • Demand response collaboration systems within home, freeing partners to focus • Making homes / buildings better on their value propositions for the planet • Working toward seamless integrations • Making technology simple and transparent REDUCING COMPLEXITY OF BUILDING SYSTEMS FOR HOMEOWNERS, PROFESSIONALS AND PARTNERS 41 © 2021 Resideo Technologies, Inc. All Rights Reserved.

• Core foundation • Resideo • Tie everything differentiation together • Hardware and firmware • Knowing what • Use intelligence to makes a home create customer • On-the-wall, comfortable, value behind-the-wall, in- efficient and safe the-wall or on a • Provide actionable desktop • Leads to great data product • White space ideation 42 © 2021 Resideo Technologies, Inc. All Rights Reserved.• Core foundation • Resideo • Tie everything differentiation together • Hardware and firmware • Knowing what • Use intelligence to makes a home create customer • On-the-wall, comfortable, value behind-the-wall, in- efficient and safe the-wall or on a • Provide actionable desktop • Leads to great data product • White space ideation 42 © 2021 Resideo Technologies, Inc. All Rights Reserved.

• Reduce complexity for our • Protecting our planet’s stakeholders resources • Enable powerful technology • Focus on energy, air and that is transparent to end user water quality 43 © 2021 Resideo Technologies, Inc. All Rights Reserved.• Reduce complexity for our • Protecting our planet’s stakeholders resources • Enable powerful technology • Focus on energy, air and that is transparent to end user water quality 43 © 2021 Resideo Technologies, Inc. All Rights Reserved.

ACTIONS TO ACCELERATE INNOVATION

- Aligning and rebalancing product portfolios
- Creating unified ecosystem team
- Consolidating building science knowledge
- Prioritizing platforms – hardware and software
- Increasing role of customers – professionals and homeowners – in our innovation processes
- Expanding analytics and data competencies
- Partnering with adjacent technology and lifestyle leaders

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Interoperability Focus on fewer, Accelerated Partner to grow Simplicity with decisions and across Resideo more targeted our ecosystem and products that offerings offerings NPI velocity third-party deliver more value integrations to homeowners and professionals 45 © 2021 Resideo Technologies, Inc. All Rights Reserved.Interoperability Focus on fewer, Accelerated Partner to grow Simplicity with decisions and across Resideo more targeted our ecosystem and products that offerings offerings NPI velocity third-party deliver more value integrations to homeowners and professionals 45 © 2021 Resideo Technologies, Inc. All Rights Reserved.

Tony Trunzo Chief Financial Officer 46 © 2021 Resideo Technologies, Inc. All Rights Reserved.Tony Trunzo Chief Financial Officer 46 © 2021 Resideo Technologies, Inc. All Rights Reserved.

IMPROVING FINANCIAL PERFORMANCE



$M
Revenue
6,000
5,000
4,000
3,000
2,000
1,000
0
+13%
2019
2020
H2 2019
H2 2020



$M
Gross Profit
1,400
1,200
1,000
800
600
400
200
0
+27%
2019
2020
H2 2019
H2 2020



$M
Operating Income
350
300
250
200
150
100
50
0
+116%
2019
2020
H2 2019
H2 2020



$M
Operating Cash Flow
300
250
200
150
100
50
0
+188%
2019
2020
H2 2019
H2 2020

RECENT HIGHLIGHTS

- H2 2020 performance highlights earnings and cash flow power
- Improved market conditions and business execution
- Structural changes position for future growth and margin expansion
  - Addition of critical people and capabilities
  - Progress on cost structure
  - Identified and prioritized high return investment actions
- Demand trends remain robust across our markets entering 2021

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SOLID CAPITAL STRUCTURE AND IMPROVED FINANCIAL FLEXIBILITY

$244M

2020 Operating Cash Flow

$645M Net Debt (1)

~$1B Available Liquidity (2)

1.1x Net Leverage (Non-GAAP) (3)

OPERATIONAL IMPROVEMENTS AND PROACTIVE ACTIONS CREATE SIGNIFICANTLY ENHANCED FINANCIAL FLEXIBILITY

RECENT HIGHLIGHTS

- $279M net proceeds from equity offering
- Refinanced credit facilities
  - No significant amortization requirements until 2026
  - Upsized revolver has improved liquidity
- Recent ratings actions reflect improvement:
  - S&P: 'BB' rating, outlook revised from Negative to Stable
  - Moody's: Upgraded rating to 'Ba3' from B1; outlook remains Stable
- Exited 2020 with net leverage (Non-GAAP) of 1.1x, versus 2.1x at end of 2019

(1) Total debt less cash at December 31, 2020
(2) Current revolver availability plus cash at March 8, 2021
(3) As of December 31, 2020

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Invest in targeted, high return initiatives and Expand gross margin through manufacturing growth markets where we have competitive and supply chain efficiency, pricing advantage and a right to win optimization and leveraging fixed cost base High level of conversion of income into Grow operating margin through continued operating cash flow cost rationalization, scalable foundation and disciplined segment investment FOCUS ON GAAP METRICS AND CASH GENERATION WITH DRIVE TOWARD IMPROVED ASSET EFFICIENCY 49 © 2021 Resideo Technologies, Inc. All Rights Reserved.Invest in targeted, high return initiatives and Expand gross margin through manufacturing growth markets where we have competitive and supply chain efficiency, pricing advantage and a right to win optimization and leveraging fixed cost base High level of conversion of income into Grow operating margin through continued operating cash flow cost rationalization, scalable foundation and disciplined segment investment FOCUS ON GAAP METRICS AND CASH GENERATION WITH DRIVE TOWARD IMPROVED ASSET EFFICIENCY 49 © 2021 Resideo Technologies, Inc. All Rights Reserved.

Opportunities for growth, savings and efficiency • Scalable operations Work with businesses to identify ideas Outline processes and • Higher margins support day-to-day execution • Faster growth Prioritize and accelerate high Track performance return projects and drive accountability 50 © 2021 Resideo Technologies, Inc. All Rights Reserved.Opportunities for growth, savings and efficiency • Scalable operations Work with businesses to identify ideas Outline processes and • Higher margins support day-to-day execution • Faster growth Prioritize and accelerate high Track performance return projects and drive accountability 50 © 2021 Resideo Technologies, Inc. All Rights Reserved.

CREATING SCALABLE COST STRUCTURE

Corporate Costs as % of Revenue (1)


7%
6%
5%
4%
3%
2%
1%
0%
% Rev 5.7%
% Rev < 4.0%
2020
2021E
2024T

Resideo SG&A as % of Revenue


25%
20%
15%
10%
5%
0%
% Rev 20%
% Rev < 17%
2020
2021E
2024T

FOCUS ON SCALABILITY, EFFICIENCY AND CONTROL

SELECTED OPPORTUNITIES

- Simplify organization and build scalable foundation
- Efficient spending – eliminate what is not creating value
- Increasing accountability – every dollar has an owner
- Revamped budgeting / forecasting process
- Focus on GAAP and transparency

(1) Corporate costs includes amounts reported in cost of goods sold and SG&A. Amounts reported in cost of goods sold were $9 million and $8 million for 2020 and 2019, respectively

Long-term targets represent our goals and are not projections of future performance

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MEANINGFUL GROSS MARGIN OPPORTUNITY



Resideo Gross Margin (1)
35%
30%
25%
20%
15%
10%
5%
0%
25.9%
~31%
2020
2021E
2024T



ADI Gross Margin (1)
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
17.0%
19.5%
2020
2021E
2024T



P&S Gross Margin (1)
60%
50%
40%
30%
20%
10%
0%
38.7%
47%
2020
2021E
2024T

SELECTED OPPORTUNITIES

- Annual supply chain savings target
- Manufacturing footprint optimization
- Value engineering and scalable design
- Profitability management office
- Price optimization
- Portfolio optimization
- Rollout of IBP
- Integrated NPI process

ACTIONS UNDERWAY, BENEFITS TO FLOW OVER TIME

(1) 2024T numbers reflect the approximate midpoint of target growth and margin ranges outlined on Slide 55
Long-term targets represent our goals and are not projections of future performance

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INVESTMENT FOR GROWTH

PRIORITIES

ADI Global Distribution

- Expand e-commerce
- Category expansion
- Geographic expansion
- Enhance sales force effectiveness through digital tools

Products & Solutions

- Reposition for growth
  - Digital transformation
  - One Resideo platform
  - New product innovation
- Protect base business
  - Development execution
  - Supercharge sales force
- Ensure customer is central

ACTIONS

- Creation of Innovation organization
- Revamped NPI process
- ADI digital tools rollouts
- M&A capabilities

INVESTMENT IN PROCESSES AND INNOVATION TO DRIVE LONG-TERM GROWTH

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CAPITAL ALLOCATION AND INVESTMENT PRIORITIES

INORGANIC

ADI Global Distribution

- Bolt-on M&A
- Adjacent categories
- Service offerings
- Broaden market coverage

Products & Solutions

- Accelerate growth in attractive categories
  - Smart Water
  - IAQ
  - Comprehensive Security
  - Cross platform solutions
- Software, AI and data analytics capabilities

ORGANIC

- Expect capital expenditures of ~$90M in 2021
- Targeted investment to drive future growth; +$40M of incremental activity in 2021
- Systems upgrades to support expected growth and improve information visibility
- Partnerships and ecosystem engagement to increase flexibility and market coverage

HIGH RETURN INVESTMENT TO AUGMENT AND ACCELERATE CURRENT STRATEGY

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(1) Revenue ~6% CAGR 6% to 8% CAGR 4% to 6% CAGR Gross Margin 30% to 32% 19% to 20% 46% to 48% Operating Margin 13% to 15% 9% to 10% 28% to 30% Corporate Cost Under 4% of total revenue Operating cash flow of >$600 million Operating Cash Flow (1) CAGR for 2020 through 2024T period Long-term targets represent our goals and are not projections of future performance 55 © 2021 Resideo Technologies, Inc. All Rights Reserved.(1) Revenue ~6% CAGR 6% to 8% CAGR 4% to 6% CAGR Gross Margin 30% to 32% 19% to 20% 46% to 48% Operating Margin 13% to 15% 9% to 10% 28% to 30% Corporate Cost Under 4% of total revenue Operating cash flow of >$600 million Operating Cash Flow (1) CAGR for 2020 through 2024T period Long-term targets represent our goals and are not projections of future performance 55 © 2021 Resideo Technologies, Inc. All Rights Reserved.

LONG-TERM FINANCIAL FRAMEWORK

$M	2020	2021E [1]	2024T [2]
Revenue	**5,071**	**5,200 - 5,400**	**6,425**
ADI Segment Revenue	*2,950*	-	*3,850*
P&S Segment Revenue	*2,121*	-	*2,575*
Gross Margin	**25.9%**	**26% - 28%**	**31%**
ADI Segment Gross Margin	*17.0%*	-	*19.5%*
P&S Segment Gross Margin	*38.7%*	-	*47%*
Operating Income / Margin	**6.1%**	**450 - 500**	**14%**
ADI Segment Operating Margin	*6.6%*	-	*9.5%*
P&S Segment Operating Margin	*19.2%*	-	*29%*
Corporate Costs	*290*	*225*	*240*
Operating Cash Flow	**244**	-	**> 600**

(1) 2021E reflects full year 2021 financial outlook published as of February 25, 2021
(2) 2024T numbers reflect the approximate midpoint of target growth and margin ranges outlined on Slide 55

Long-term targets represent our goals and are not projections of future performance

ADDITIONAL ASSUMPTIONS

- Cash payment to Honeywell of $140M annually related to indemnity agreement – limited tax deductibility
- Effective tax rate in mid-20s
- Capital expenditures at 2-3% of total revenue
- Continued focus on delivering strong working capital management

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LONG-TERM FINANCIAL MODEL DRIVERS

ADI Global Distribution

- Outgrow in our core market
- Expand into adjacencies
- Increase digital and e-commerce contribution
- Implement tools and processes to improve sales effectiveness
- Grow private label contribution
- Leverage existing operational footprint and teams across larger revenue base

Products & Solutions

- Grow share in attractive markets (IAQ, Smart Water, Comprehensive Security)
- Defend base in core markets
- Deepen relationships with Pro
- Leverage behind-the-wall presence and understanding
- Achieve value engineering and supply chain savings
- Execute on manufacturing footprint optimization

Corporate

- Create scalable systems and processes across corporate cost functions
- Target reductions in absolute spend for select functional areas
- Invest in Innovation organization

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Solid Foundation + Scalability & Operating Accelerated Top Line Gross Margin Efficiency Margin Cash Growth Expansion + Leverage Generation Thoughtful Capital Allocation 58 © 2021 Resideo Technologies, Inc. All Rights Reserved.Solid Foundation + Scalability & Operating Accelerated Top Line Gross Margin Efficiency Margin Cash Growth Expansion + Leverage Generation Thoughtful Capital Allocation 58 © 2021 Resideo Technologies, Inc. All Rights Reserved.

59 © 2021 Resideo Technologies, Inc. All Rights Reserved.59 © 2021 Resideo Technologies, Inc. All Rights Reserved.

www.resideo.comwww.resideo.com

APPENDIX ADD TITLE HEREAPPENDIX ADD TITLE HERE

SUMMARY OF FINANCIAL RESULTS (UNAUDITED) Twelve Months Ended December 31, December 31, 2020 2019 ($ in millions) Products & Solutions (1) $ 2,121 $ 2,175 Revenue 821 786 Gross profit 38.7% 36.1% Gross margin ADI Global Distribution $ 2,950 $ 2,813 Revenue 501 499 Gross profit 17.0% 17.7% Gross margin Total Company $ 5,071 $ 4,988 Revenue 1,313 1,277 Gross profit 25.9% 25.6% Gross margin 1) Represents Product & Solutions revenue, excluding intersegment revenue of $367 million and $312 million for the twelve months ended December 31, 2020 and December 31, 2019, respectively. ADI Global Distribution does not have any intersegment revenue. 62 © 2021 Resideo Technologies, IncSUMMARY OF FINANCIAL RESULTS (UNAUDITED) Twelve Months Ended December 31, December 31, 2020 2019 ($ in millions) Products & Solutions (1) $ 2,121 $ 2,175 Revenue 821 786 Gross profit 38.7% 36.1% Gross margin ADI Global Distribution $ 2,950 $ 2,813 Revenue 501 499 Gross profit 17.0% 17.7% Gross margin Total Company $ 5,071 $ 4,988 Revenue 1,313 1,277 Gross profit 25.9% 25.6% Gross margin 1) Represents Product & Solutions revenue, excluding intersegment revenue of $367 million and $312 million for the twelve months ended December 31, 2020 and December 31, 2019, respectively. ADI Global Distribution does not have any intersegment revenue. 62 © 2021 Resideo Technologies, Inc

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

	Twelve Months Ended	
	December 31, 2020	December 31, 2019
	($ in millions)	
Total debt	$ 1,162	$ 1,180
Less: Cash	517	122
Net debt	$ 645	$ 1,058
Reconciliation of Net income to Adjusted EBITDA (Non-GAAP)		
Net income	$ 37	$ 36
Net interest expense	61	66
Tax expense	64	35
Depreciation and amortization	86	80
Reimbursement Agreement expense (1)	146	108
Stock compensation expense (2)	29	25
Restructuring charges	40	37
Other (3)	99	115
Adjusted EBITDA (Non-GAAP)(4)	$ 562	$ 502
Net leverage (Non-GAAP)	1.1x	2.1x

1) Represents recorded expenses / gains related to the Reimbursement Agreement with Honeywell. Pursuant to the Reimbursement Agreement, we are responsible to indemnify Honeywell in amounts equal to 90% of payments, which include amounts billed, with respect to certain environmental claims, remediation and, to the extent arising after the Spin-Off, hazardous exposure or toxic tort claims, in each case including consequential damages in respect of specified properties contaminated through historical business operations, including the legal and other costs of defending and resolving such liabilities, less 90% of Honeywell's net insurance receipts relating to such liabilities, and less 90% of the net proceeds received by Honeywell in connection with (i) affirmative claims relating to such liabilities, (ii) contributions by other parties relating to such liabilities and (iii) certain property sales; such payments are subject to a cap of $140 million in respect of liabilities arising in any given year (exclusive of any late payment fees up to 5% per annum). Such amounts are recorded in net income when they are probable and reasonably estimable. The cash payments under the Reimbursement Agreement for the twelve months ended December 31, 2020 and 2019 are $140 million.
2) Stock compensation expense adjustment includes only non-cash expenses.
3) For the twelve months ended December 31, 2020, Other represents $46 million of items related to the Spin-Off, $48 million of consulting and other fees related to transformation programs, and $5 million of other expenses, respectively. For the twelve months ended December 31, 2019, Other represents $80 million of items related to the Spin-Off, $20 million of consulting fees related to restructuring programs and developments on legal claims that arose prior to Spin-Off, $2 million of environmental expense for Resideo's owned sites as well as pre-Spin-Off historical environmental expenses as reported under 100% carryover basis for sites now covered under the Reimbursement Agreement, and $13 million of non-operating expense adjustment which excludes net interest (income), respectively.

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